UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21328

               ---------------------------------------------------

                             SMA Relationship Trust

         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114

         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

              SMA RELATIONSHIP TRUST

              SERIES T
              SERIES M

              ANNUAL REPORT
              DECEMBER 31, 2005

TABLE OF CONTENTS

SMA RELATIONSHIP TRUST--SERIES T
  Letter to Shareholders                                  1
  Performance At A Glance and Industry Diversification    4
  Explanation of Expense Disclosure                       5
SMA RELATIONSHIP TRUST--SERIES M
  Letter to Shareholders                                  6
  Performance At A Glance and Industry Diversification    9
  Explanation of Expense Disclosure                      10
SCHEDULE OF INVESTMENTS
  SMA Relationship Trust--Series T                       11
  SMA Relationship Trust--Series M                       12
STATEMENT OF ASSETS AND LIABILITIES                      17
STATEMENT OF OPERATIONS                                  18
STATEMENTS OF CHANGES IN NET ASSETS                      19
FINANCIAL HIGHLIGHTS
  SMA Relationship Trust--Series T                       20
  SMA Relationship Trust--Series M                       21
NOTES TO FINANCIAL STATEMENTS                            22
REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                 27
GENERAL INFORMATION                                      28
SUPPLEMENTAL INFORMATION                                 30

SMA RELATIONSHIP TRUST--SERIES T

February 15, 2006

DEAR SHAREHOLDER,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the fiscal year ended December 31, 2005.

PERFORMANCE

Over the one year period December 31, 2005, the Fund returned 1.75%. During the same period, its benchmarks, the Lehman Brothers U.S. Credit Index and the Lehman Brothers MBS Fixed Rate Index, returned 1.96% and 2.61%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and taxes paid on sale of shares. For more on the Fund's performance, see "Performance at a Glance" on page 4.)

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES T

INVESTMENT GOAL:

Maximum total return, consisting of income and capital appreciation.

PORTFOLIO MANAGERS:

Portfolio Management Team, including John A. Penicook and Joseph C. Pratt UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 9, 2003

DIVIDEND PAYMENTS:

Monthly

--------------------------------------------------------------------------------

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q: CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A: Although the US economy faced a number of challenges during the reporting period, including record-high oil prices, rising short-term interest rates, continuing challenges on a geopolitical level and a devastating hurricane season at home, it ultimately proved to be quite resilient by most measures. Gross domestic product (GDP) growth rates for the first three quarters of the year averaged more than 3.7%. Although advance estimates for the fourth quarter came in at 1.1%, which is well below the current trend, data indicate the lower growth rate was likely the result of lackluster consumer spending during the fourth quarter, and we believe GDP growth will pick up again in 2006.

Q: HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC
   ENVIRONMENT?

A: As expected, the Fed continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After five rate hikes in 2004, the Fed again increased the federal funds rate eight additional times during the reporting period and once more after the period ended. In total, the Fed's 14 rate hikes have driven the federal funds rate from 1.00% to 4.50%. Also of note, in October 2005, President Bush announced that Ben Bernanke would replace Alan Greenspan as Chairman of the Fed when his term expires in 2006. Mr. Bernanke has pledged continuity with the Greenspan era, and we believe the market generally regards this appointment as positive news.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES T

Q: HOW DID YOU VIEW THE CORPORATE BOND MARKET DURING THE PERIOD, AND HOW DID
   YOU POSITION THE CORPORATE BOND PORTION OF THE PORTFOLIO?

A: Our research led us to believe that the corporate market was overvalued during much of the reporting period. As economic fundamentals continued to improve, in our opinion, we were concerned that potential dividend payouts, share buybacks and acquisitions would continue to trend upward, all of which would benefit shareholders rather than debt holders. As a result, the Fund maintained a defensive posture, underweighting the sector in terms of market value and weighted duration. Our limited market exposure added modestly to performance, and security selection within corporate bonds also added value for the year.

Q: WHAT WAS YOUR POSITIONING IN THE MORTGAGE SECTOR?

A: Throughout the year, we took an overweight position (in terms of market value -- weighted duration versus the benchmark remained neutral) in com-mercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), which we felt offered the most attractive investment opportunities over the fiscal year. In fact, our positions in those two sectors had the largest positive impact on performance over the period. Within the ABS sector, we found fixed-rate, second lien home equity loan pools to be attractive because they tend to perform rather predictably in a rising rate environment. In CMBS, we focused on opportunities in the secondary market. In our view, CMBS offered a compelling risk-return profile and greater opportunities at the issue-specific level. During the fourth quarter, we took the opportunity to add to our (residential) mortgage-backed securities
   (MBS) from a market value standpoint. From a weighted duration standpoint, we returned our positioning in the sector to neutral from a short-duration stance. After limiting our exposure in this sector for most of the year, we believed the sector's recent sluggishness created some attractive buying opportunities.

Q: HOW DO YOU ANTICIPATE STRUCTURING THE FUND'S PORTFOLIO GOING FORWARD?

A: In the corporate sector, we remain cautious about market values. As part of our ongoing analysis, we will pay particular attention to any signs of economic slowdown, including lower consumer spending, reduced corporate profits and the negative impact of higher oil prices. For the mortgage portion of the Fund, we expect to continue focusing on shorter duration securities with higher coupons. We will continue to rely on our research team to interpret macroeconomic events and identify market-specific opportunities.

--------------------------------------------------------------------------------
2

SMA RELATIONSHIP TRUST--SERIES T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
President
SMA Relationship Trust -- Series T
Executive Director
UBS Global Asset Management (US) Inc.

/s/ John A. Penicook

John A. Penicook
Lead Portfolio Manager
SMA Relationship Trust -- Series T
Managing Director
UBS Global Asset Management (US) Inc.

/s/ Joseph C. Pratt

Joseph C. Pratt, CFA
Portfolio Management Team Member
SMA Relationship Trust -- Series T
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES T

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                6 MONTHS           1 YEAR           10/09/03*
                                                  ENDED             ENDED              TO
                                                12/31/05          12/31/05          12/31/05
---------------------------------------------------------------------------------------------
SMA Relationship Trust -- Series T                0.22%             1.75%             3.51%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index                -0.52              1.96              4.22
---------------------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index              0.45              2.61              4.01
=============================================================================================

* Performance inception date of SMA Relationship Trust -- Series T.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)
Investment Companies                             99.41%
=======================================================
Short-Term Investment                             0.52
-------------------------------------------------------
Total Investments                                99.93
-------------------------------------------------------
Cash and other assets, less liabilities           0.07
=======================================================
Net Assets                                      100.00%
=======================================================

--------------------------------------------------------------------------------
4

SMA RELATIONSHIP TRUST--SERIES T

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including program fees and (2) ongoing costs, including management fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING          ENDING            EXPENSES PAID
                                             ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD*
                                              JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
----------------------------------------------------------------------------------------------------
Actual                                          $1,000.00        $1,002.20              $0.00
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         1,000.00         1,025.21               0.00
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (US) Inc., the Fund's advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of the Fund.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

February 15, 2006

DEAR SHAREHOLDER,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the fiscal year ended December 31, 2005.

PERFORMANCE

Over the one year period ended December 31, 2005, the Fund returned 3.32%, compared with the 3.51% return of its benchmark, the Lehman Brothers Municipal Bond Index (the "Index"). (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and taxes paid on sale of shares. For more on the Fund's performance, see "Performance at a Glance" on page 9.)

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

INVESTMENT GOAL:

Total return consisting of capital appreciation and current income exempt from federal income tax.

PORTFOLIO MANAGERS:

Portfolio Management Team, including Elbridge T. Gerry and Andrew I. Clinton UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 8, 2003

DIVIDEND PAYMENTS:

Monthly

--------------------------------------------------------------------------------

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q: CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A: Although the US economy faced a number of challenges during the reporting period, including record-high oil prices, rising short-term interest rates, continuing challenges on a geopolitical level and a devastating hurricane season at home, it ultimately proved to be quite resilient by most measures. Gross domestic product (GDP) growth rates for the first three quarters of the year averaged more than 3.7%. Although advance estimates for the fourth quarter came in at 1.1%, which is well below the current trend, data indicate the lower growth rate was likely the result of lackluster consumer spending during the fourth quarter and we believe GDP growth will pick up again in 2006.

Q: HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC
   ENVIRONMENT?

A: As expected, the Fed continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After five rate hikes in 2004, the Fed again increased the federal funds rate eight additional times during the reporting period and once more after the period ended. In total, the Fed's 14 rate hikes have driven the federal funds rate from 1.00% to 4.50%. Also of note, in October 2005, President Bush announced that Ben Bernanke would replace Alan Greenspan as Chairman of the Fed when his term expires in 2006. Mr. Bernanke has pledged continuity with the Greenspan era, and we believe the market generally regards this appointment as positive news.

--------------------------------------------------------------------------------
6

SMA RELATIONSHIP TRUST--SERIES M

Q: HOW DID YOU MANAGE THE FUND OVER THE REPORTING PERIOD?

A: Given our expectation that yields would continue to rise in concert with the Fed's tightening cycle, we maintained a defensive posture during the reporting period with a duration shorter than that of the benchmark. From a yield curve perspective, we maintained a barbell strategy for most of the year, with relative overweights to cash and longer-term securities, coupled with an underweight to the two- to six-year portion of the curve. While some opportunities existed in the 10- to 15-year portion of the curve, we generally reduced our exposure there in the second half of the year in favor of securities in the 25- to 30-year area. This generally had a positive impact on performance.

Q: FROM A SECTOR PERSPECTIVE, WHICH AREAS DID YOU FIND ATTRACTIVE AND WHICH
   DID YOU AVOID?

A: Given declining government reimbursements, we remained negative on the healthcare sector in general. However, using our extensive research capabilities, we identified a number of securities that offered attractive yields and, we believe, more than compensate investors for the potential risks. An example of one such holding was Kaiser Permanente, a California-based healthcare system. During the reporting period, Standard & Poor's upgraded its municipal bonds from A to A+ and we sold our position on that strength.

Q: HOW DO YOU ANTICIPATE STRUCTURING THE FUND'S PORTFOLIO GOING FORWARD?

A: As we look to 2006, there continues to be a flattening bias with respect to the general shape of the municipal curve, although we believe the Fed's tightening campaign may continue longer than the market currently anticipates. Therefore, we also believe that diversification across sectors and issuers will be key to avoiding being dependent solely on the direction of rates in order to add value to our portfolios.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
President
SMA Relationship Trust -- Series M
Executive Director
UBS Global Asset Management (US) Inc.

/s/ Elbridge T. Gerry

Elbridge T. Gerry
Lead Portfolio Manager
SMA Relationship Trust -- Series M
Managing Director
UBS Global Asset Management (US) Inc.

/s/ Andrew I. Clinton

Andrew I. Clinton
Portfolio Management Team Member
SMA Relationship Trust -- Series M
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005. The views and opinions in the letter were current as of February 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------
8

SMA RELATIONSHIP TRUST--SERIES M

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                            6 MONTHS        1 YEAR       10/08/03*
                                              ENDED          ENDED          TO
                                            12/31/05       12/31/05      12/31/05
----------------------------------------------------------------------------------
SMA Relationship Trust -- Series M            0.87%         3.32%         4.20%
----------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index          0.60          3.51          4.63
==================================================================================

* Performance inception date of SMA Relationship Trust -- Series M.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.

SUMMARY OF MUNICIPAL SECURITIES BY STATE
AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2005 (UNAUDITED)
==============================================================
   Arizona                                               4.30%
--------------------------------------------------------------
   California                                           21.50
--------------------------------------------------------------
   Colorado                                              0.62
--------------------------------------------------------------
   Georgia                                               2.03
--------------------------------------------------------------
   Illinois                                              0.94
--------------------------------------------------------------
   Kansas                                                0.72
--------------------------------------------------------------
   Louisiana                                             2.63
--------------------------------------------------------------
   Massachusetts                                         9.87
--------------------------------------------------------------
   Michigan                                              5.03
--------------------------------------------------------------
   Missouri                                              3.79
--------------------------------------------------------------
   New Jersey                                            9.65
--------------------------------------------------------------
   New Mexico                                            0.92
--------------------------------------------------------------
   New York                                             21.41
--------------------------------------------------------------
   North Carolina                                        3.05
--------------------------------------------------------------
   Ohio                                                  0.74
--------------------------------------------------------------
   Pennsylvania                                          1.68
--------------------------------------------------------------
   Texas                                                 8.17
--------------------------------------------------------------
   Virginia                                              1.64
--------------------------------------------------------------
Total Municipal Bonds                                   98.69
==============================================================
Investment Company                                       0.06
--------------------------------------------------------------
Total Investments                                       98.75
--------------------------------------------------------------
Cash and other assets, less liabilities                  1.25
==============================================================
Net Assets                                             100.00%
==============================================================

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including program fees; and (2) ongoing costs, including management fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING          ENDING           EXPENSES PAID
                                             ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                             JULY 1, 2005    DECEMBER 31, 2005   7/1/05 - 12/31/05
--------------------------------------------------------------------------------------------------
Actual                                         $1,000.00         $1,008.70             $0.00
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        1,000.00          1,025.21              0.00
==================================================================================================

* Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (US) Inc., the Fund advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of the Fund.

--------------------------------------------------------------------------------
10

SMA RELATIONSHIP TRUST--SERIES T

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

                                                                          SHARES              VALUE
-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES*--99.41%
-------------------------------------------------------------------------------------------------------
UBS Corporate Bond Relationship Fund                                    13,082,687         $145,321,175
-------------------------------------------------------------------------------------------------------
UBS U.S. Securitized Mortgage Relationship Fund                         23,330,827          279,078,686
-------------------------------------------------------------------------------------------------------
Total Investment Companies (Cost $413,349,745)                                              424,399,861
=======================================================================================================

SHORT-TERM INVESTMENT--0.52%
-------------------------------------------------------------------------------------------------------
JPMorgan Liquid Asset Money Market Fund,
        yield of 3.87% (Cost $2,247,039)                                 2,247,039            2,247,039
=======================================================================================================
Total Investments--99.93%
        (Cost $415,596,784)                                                                 426,646,900
-------------------------------------------------------------------------------------------------------
Cash and other assets, less liabilities--0.07%                                                  289,069
-------------------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                        $426,935,969
=======================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $422,364,165; and net unrealized appreciation consisted of:

Gross unrealized appreciation          $4,310,953
Gross unrealized depreciation             (28,218)
                                       ----------
  Net unrealized appreciation          $4,282,735
                                       ==========

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

* Investments in affiliated mutual funds.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

                                                                         FACE
                                                                        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS--98.69%
-----------------------------------------------------------------------------------------------

ARIZONA--4.30%
-----------------------------------------------------------------------------------------------
Salt River Project Agricultural Improvement &
     Power District Revenue Bonds, 5.13%, 01/01/27                    $ 3,465,000   $ 3,645,492
-----------------------------------------------------------------------------------------------
Scottsdale General Obligation Bonds, 5.00%, 07/01/23                    6,900,000     7,389,141
-----------------------------------------------------------------------------------------------
                                                                                     11,034,633
===============================================================================================

CALIFORNIA--21.50%
-----------------------------------------------------------------------------------------------
California Statewide Communities Development
    Authority Revenue Bonds, 3.88%, 04/01/32(a)                         5,000,000     4,992,950
-----------------------------------------------------------------------------------------------
La Mesa General Obligation Bonds, 5.25%, 08/01/34                       3,320,000     3,537,693
-----------------------------------------------------------------------------------------------
Long Beach Unified School District General Obligation Bonds,
    5.25%, 08/01/23                                                     1,920,000     2,073,024
-----------------------------------------------------------------------------------------------
Los Angeles Department of Water & Power Revenue Bonds,
    5.00%, 07/01/18                                                     3,000,000     3,208,830
-----------------------------------------------------------------------------------------------
Los Angeles Department of Water & Power Revenue Bonds,
    5.00%, 07/01/30                                                     8,000,000     8,298,720
-----------------------------------------------------------------------------------------------
Metropolitan Water District Southern California Water
    Works Revenue Bonds, 5.00%, 10/01/29                                3,670,000     3,850,050
-----------------------------------------------------------------------------------------------
Orange County California Revenue Bonds, 5.00%, 06/01/15                 7,000,000     7,622,090
-----------------------------------------------------------------------------------------------
Sacramento City Unified School District General Obligation Bonds,
    5.00%, 07/01/30                                                     5,000,000     5,254,750
-----------------------------------------------------------------------------------------------
Sacramento County Sanitation District Financing
    Authority Revenue Bonds, 5.00%, 12/01/27                            8,045,000     8,326,173
-----------------------------------------------------------------------------------------------
San Diego Unified School District General Obligation Bonds,
    5.00%, 07/01/28                                                     1,000,000     1,048,690
-----------------------------------------------------------------------------------------------
San Jose Unified School District, Santa Clara County
    General Obligation Bonds, 5.00%, 08/01/24                           4,295,000     4,549,779
-----------------------------------------------------------------------------------------------
Walnut Energy Center Authority Revenue Bonds, 5.00%, 01/01/18           2,275,000     2,415,095
-----------------------------------------------------------------------------------------------
                                                                                     55,177,844
===============================================================================================

COLORADO--0.62%
-----------------------------------------------------------------------------------------------
Colorado Educational & Cultural Facilities Authority Revenue Bonds,
    3.70%, 09/01/35(a)                                                  1,600,000     1,600,000
===============================================================================================

GEORGIA--2.03%
-----------------------------------------------------------------------------------------------
Georgia State General Obligation Bonds, 4.75%, 06/01/28                 5,000,000     5,211,250
===============================================================================================

--------------------------------------------------------------------------------
12

SMA RELATIONSHIP TRUST--SERIES M

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

                                                                      FACE
                                                                     AMOUNT            VALUE
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS--(CONTINUED)
-----------------------------------------------------------------------------------------------
ILLINOIS--0.94%
-----------------------------------------------------------------------------------------------
Will County Community School District General Obligation Bonds,
    3.78%, 01/01/12(b)                                             $ 1,145,000       $  905,924
-----------------------------------------------------------------------------------------------
Will County Community School District General Obligation Bonds,
    4.19%, 01/01/12(b)                                               1,915,000        1,513,348
-----------------------------------------------------------------------------------------------
                                                                                      2,419,272
===============================================================================================

KANSAS--0.72%
-----------------------------------------------------------------------------------------------
Kansas State Development Finance Authority Revenue Bonds,
   5.00%, 04/01/23                                                   1,750,000        1,847,930
===============================================================================================

LOUISIANA--2.63%
-----------------------------------------------------------------------------------------------
East Baton Rouge Parish Pollution Control Revenue Bonds,
    3.69%, 11/01/19(a)                                               6,760,000        6,760,000
===============================================================================================

MASSACHUSETTS--9.87%
-----------------------------------------------------------------------------------------------
Massachusetts State General Obligation Bonds, 5.00%, 08/01/12        9,270,000        9,959,966
-----------------------------------------------------------------------------------------------
Massachusetts State General Obligation Bonds, 5.00%, 03/01/22        4,000,000        4,231,840
-----------------------------------------------------------------------------------------------
Massachusetts State General Obligation Bonds, 6.00%, 02/01/15        1,025,000        1,134,060
-----------------------------------------------------------------------------------------------
Massachusetts State Health & Educational Facilities
   Authority Revenue Bonds, 5.00%, 07/01/23(c)                       2,300,000        2,553,690
-----------------------------------------------------------------------------------------------
Massachusetts State Water Pollution Abatement Revenue Bonds,
   3.75%, 08/01/20(a)                                                7,450,000        7,450,000
-----------------------------------------------------------------------------------------------
                                                                                     25,329,556
===============================================================================================

MICHIGAN--5.03%
-----------------------------------------------------------------------------------------------
Birmingham City School District General Obligation Bonds,
    5.00%, 11/01/28                                                  2,000,000        2,101,900
-----------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Revenue Bonds, 5.00%, 06/01/15     6,290,000        6,766,656
-----------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority Revenue Bonds,
    5.00%, 05/01/12                                                  2,500,000        2,651,075
-----------------------------------------------------------------------------------------------
Michigan State Strategic Fund Limited Obligation Revenue Bonds,
    7.10%, 02/01/06                                                    390,000          389,886
-----------------------------------------------------------------------------------------------
University of Michigan Revenue Bonds, 3.75%, 12/01/35(a)             1,000,000        1,000,000
-----------------------------------------------------------------------------------------------
                                                                                     12,909,517
===============================================================================================

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

                                                                       FACE
                                                                      AMOUNT           VALUE
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS--(CONTINUED)
-----------------------------------------------------------------------------------------------

MISSOURI--3.79%
-----------------------------------------------------------------------------------------------
Missouri State Health & Educational Facilities
    Authority Revenue Bonds, 2.58%, 02/15/34(a)                    $ 2,620,000      $ 2,620,000
-----------------------------------------------------------------------------------------------
University of Missouri Revenue Bonds, 3.70%, 11/01/30(a)             7,100,000        7,100,000
-----------------------------------------------------------------------------------------------
                                                                                      9,720,000
===============================================================================================

NEW JERSEY--9.65%
-----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Revenue Bonds,
   5.25%, 09/01/13                                                  10,000,000       10,986,300
-----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Revenue Bonds,
   5.25%, 09/01/29                                                   5,000,000        5,538,750
-----------------------------------------------------------------------------------------------
New Jersey Economic Development Authority Revenue Bonds,
   5.38%, 06/15/14                                                   1,240,000        1,333,657
-----------------------------------------------------------------------------------------------
New Jersey State Transportation Trust Fund Revenue Bonds,
   5.25%, 06/15/16                                                   6,305,000        6,910,091
-----------------------------------------------------------------------------------------------
                                                                                     24,768,798
===============================================================================================

NEW MEXICO--0.92%
-----------------------------------------------------------------------------------------------
New Mexico State Finance Authority Revenue Bonds,
   5.25%, 06/15/20                                                   2,160,000        2,353,709
===============================================================================================

NEW YORK--21.41%
-----------------------------------------------------------------------------------------------
New York City Municipal Water Finance Authority,
    5.00%, 06/15/26                                                 10,000,000       10,571,000
-----------------------------------------------------------------------------------------------
New York State Environmental Facilities Corp. Revenue Bonds,
    5.00%, 06/15/27                                                  4,400,000        4,638,744
-----------------------------------------------------------------------------------------------
New York State Environmental Facilities Corp. Revenue Bonds,
    5.00%, 06/15/33                                                  5,095,000        5,300,634
-----------------------------------------------------------------------------------------------
New York State Thruway Authority Highway & Bridge
    Trust Fund Revenue Bonds, 5.00%, 04/01/15                        5,000,000        5,447,800
-----------------------------------------------------------------------------------------------
New York, NY General Obligation Bonds, 5.00%, 04/01/12               5,000,000        5,315,100
-----------------------------------------------------------------------------------------------
New York, NY General Obligation Bonds, 5.00%, 06/01/16               6,110,000        6,506,417
-----------------------------------------------------------------------------------------------
New York, NY General Obligation Bonds, 5.00%, 08/01/17               5,000,000        5,389,950
-----------------------------------------------------------------------------------------------
New York, NY General Obligation Bonds, 5.00%, 08/01/18              10,000,000       10,715,300
-----------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Authority Revenue Bonds,
    5.25%, 11/15/30                                                  1,000,000        1,062,840
-----------------------------------------------------------------------------------------------
                                                                                     54,947,785
===============================================================================================

--------------------------------------------------------------------------------
14

SMA RELATIONSHIP TRUST--SERIES M

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

                                                                       FACE
                                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS--(CONCLUDED)
-----------------------------------------------------------------------------------------------

NORTH CAROLINA--3.05%
-----------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power Agency Power
    System Revenue Bonds, 6.40%, 01/01/21                          $ 1,000,000     $  1,219,050
-----------------------------------------------------------------------------------------------
State of North Carolina General Obligation Bonds,
    4.00%, 03/01/24                                                  7,000,000        6,601,630
-----------------------------------------------------------------------------------------------
                                                                                      7,820,680
===============================================================================================

OHIO--0.74%
-----------------------------------------------------------------------------------------------
Columbus General Obligation Bonds, 5.00%, 07/01/22                   1,780,000        1,895,344
===============================================================================================

PENNSYLVANIA--1.68%
-----------------------------------------------------------------------------------------------
Pennsylvania State General Obligation Bonds,
    5.00%, 09/01/16                                                  4,000,000        4,320,840
===============================================================================================

TEXAS--8.17%
-----------------------------------------------------------------------------------------------
City of Brownsville General Obligation Bonds,
    5.80%, 02/15/11(b)(c)                                            3,575,000        2,660,444
-----------------------------------------------------------------------------------------------
Houston Independent School District General Obligation Bonds,
    5.00%, 02/15/25                                                  5,380,000        5,644,911
-----------------------------------------------------------------------------------------------
Houston Utility System Revenue Bonds, 5.25%, 05/15/25                3,000,000        3,213,780
-----------------------------------------------------------------------------------------------
Port of Port Arthur Navigation District, 3.78%, 10/01/24(a)            800,000          800,000
-----------------------------------------------------------------------------------------------
San Antonio General Obligation Bonds, 4.75%, 02/01/23                2,640,000        2,694,014
-----------------------------------------------------------------------------------------------
San Antonio General Obligation Bonds, 5.25%, 08/01/10                2,550,000        2,706,901
-----------------------------------------------------------------------------------------------
University of Texas Permanent University Fund Revenue Bonds,
    5.00%, 07/01/15                                                  3,000,000        3,259,950
-----------------------------------------------------------------------------------------------
                                                                                     20,980,000
===============================================================================================

VIRGINIA--1.64%
-----------------------------------------------------------------------------------------------
Loudoun County Industrial Development Authority Revenue Bonds,
    3.72%, 02/15/38(a)                                               4,200,000        4,200,000
-----------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $252,961,077)                                           253,297,158
===============================================================================================

INVESTMENT COMPANY--0.06%                                              SHARES
-----------------------------------------------------------------------------------------------
JPMorgan Tax Free Money Market Fund,
    yield of 3.17% (Cost $152,773)                                     152,773          152,773
-----------------------------------------------------------------------------------------------
Total Investments--98.75%
    (Cost $253,113,850)                                                             253,449,931
-----------------------------------------------------------------------------------------------
Cash and other assets, less liabilities--1.25%                                        3,218,238
-----------------------------------------------------------------------------------------------
Net Assets--100.00%                                                                $256,668,169
===============================================================================================

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES M

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $253,114,285; and net unrealized appreciation consisted of:

Gross unrealized appreciation        $ 1,426,504
Gross unrealized depreciation         (1,090,858)
                                     -----------
  Net unrealized appreciation        $   335,646
                                     ===========

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(a) Floating rate securities- The interest rates shown are the current rates as of December 31, 2005.

(b) Reflects annualized yield at December 31, 2005 on zero coupon bonds.

(c) All or a portion of these securities have been pledged to cover margin requirements for futures contract.

FUTURES CONTRACTS

SMA Relationship Trust--Series M had the following open futures contracts as of December 31, 2005:

                                                                              CURRENT       UNREALIZED
                                    EXPIRATION DATE         PROCEEDS           VALUE       DEPRECIATION
-------------------------------------------------------------------------------------------------------
INDEX FUTURE SALE CONTRACTS:
-------------------------------------------------------------------------------------------------------
30 year US Treasury Bond,
  240 contracts                        March 2006          $26,730,915      $27,405,000     $(674,085)
=======================================================================================================

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2005 was $3,297,870.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16

SMA RELATIONSHIP TRUST

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2005

                                                               SERIES T        SERIES M
-----------------------------------------------------------------------------------------
ASSETS:

Investments in securities of unaffiliated issues, at value
   (Cost $2,247,039 and $253,113,850)                        $  2,247,039    $253,449,931
-----------------------------------------------------------------------------------------
Investments in securities of affiliated issuers, at value
   (Cost $413,349,745 and $0)                                 424,399,861         --
-----------------------------------------------------------------------------------------
Receivable for shares of beneficial interest sold               2,922,790       4,426,491
-----------------------------------------------------------------------------------------
Interest receivable                                                 7,235       2,690,496
-----------------------------------------------------------------------------------------
Variation margin receivable                                      --                60,000
-----------------------------------------------------------------------------------------
Total assets                                                  429,576,925     260,626,918
=========================================================================================
LIABILITIES:

Payable for investments purchased                                  --           2,689,944
-----------------------------------------------------------------------------------------
Payable for shares of beneficial interest redeemed              2,254,628       1,238,187
-----------------------------------------------------------------------------------------
Payable to custodian                                              386,328          30,618
-----------------------------------------------------------------------------------------
Total liabilities                                               2,640,956       3,958,749
-----------------------------------------------------------------------------------------
Net assets                                                   $426,935,969    $256,668,169
=========================================================================================
NET ASSETS:

Beneficial interest shares                                   $420,896,429    $257,139,609
-----------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income                                           162,779          27,815
-----------------------------------------------------------------------------------------
Accumulated net realized loss from
  investment and futures transactions                          (5,173,355)       (161,251)
-----------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation) of investments
  and futures contracts                                        11,050,116        (338,004)
=========================================================================================
Net assets                                                   $426,935,969    $256,668,169
=========================================================================================
Shares outstanding                                             43,784,719      25,154,570
-----------------------------------------------------------------------------------------
Net asset value per share                                    $       9.75    $      10.20
=========================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                        Series T      Series M
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                               $   34,057    $7,178,274
-----------------------------------------------------------------------------------------------
EXPENSES:

Advisory fee                                                              892,529       460,632
-----------------------------------------------------------------------------------------------
Expenses waived by advisor                                               (892,529)     (460,632)
-----------------------------------------------------------------------------------------------
Net investment income                                                      34,057     7,178,274
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENT ACTIVITIES:

Net realized gain (loss) from:
Investments                                                             3,175,040*     (667,862)
-----------------------------------------------------------------------------------------------
Futures                                                                    --         1,093,329
-----------------------------------------------------------------------------------------------
Net change in net unrealized appreciation/depreciation of:
Investments                                                             3,806,476*     (490,297)
-----------------------------------------------------------------------------------------------
Futures contracts                                                          --          (674,085)
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   from investment activities                                           6,981,516      (738,915)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                                     $7,015,573    $6,439,359
===============================================================================================

* Realized and unrealized gains are from affiliated transactions.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
18

SMA RELATIONSHIP TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                               For the year ended                  For the year ended
                                               December 31, 2005                    December 31, 2004
                                      --------------------------------      ------------------------------
                                         Series T          Series M            Series T         Series M
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                 $      34,057      $  7,178,274       $    --           $  1,786,693
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) from
   investment activities                  3,175,040          (667,862)         1,013,026            40,346
----------------------------------------------------------------------------------------------------------
Net realized gain from
   futures transactions                     --              1,093,329            --                --
----------------------------------------------------------------------------------------------------------
Net change in net unrealized
   appreciation/depreciation of:
Investments                               3,806,476          (490,297)         6,853,300           649,463
----------------------------------------------------------------------------------------------------------
Futures                                    --                (674,085)           --                --
----------------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations              7,015,573         6,439,359          7,866,326         2,476,502
----------------------------------------------------------------------------------------------------------
DIVIDENDS/DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income                   (18,231,909)       (7,152,279)        (8,213,450)       (1,799,121)
----------------------------------------------------------------------------------------------------------
Net realized gains                          --               (628,605)           --                --
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
   to shareholders                      (18,231,909)       (7,780,884)        (8,213,450)       (1,799,121)
----------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST
  TRANSACTIONS:

Net proceeds from the sale
  of shares                             298,285,917       201,901,713        256,203,678       102,963,101
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                (122,836,646)      (48,704,291)       (36,773,311)      (20,569,252)
----------------------------------------------------------------------------------------------------------
Net increase in net assets
  from beneficial interest
  transactions                          175,449,271       153,197,422        219,430,367        82,393,849
----------------------------------------------------------------------------------------------------------
Net increase in net assets              164,232,935       151,855,897        219,083,243        83,071,230
----------------------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of year                       262,703,034       104,812,272         43,619,791        21,741,042
----------------------------------------------------------------------------------------------------------
End of year                           $ 426,935,969      $256,668,169       $262,703,034      $104,812,272
----------------------------------------------------------------------------------------------------------
Accumulated undistributed
  net investment income               $     162,779      $     27,815       $     72,066      $      3,359
==========================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST--SERIES T

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

                                                          For the Years Ended         For the
                                                             December 31,           Period Ended
                                                       -------------------------    December 31,
                                                         2005            2004          2003*
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  10.07        $  10.09          $ 10.00
------------------------------------------------------------------------------------------------
Net investment income ++                                   0.00+          --                --
------------------------------------------------------------------------------------------------
Net realized and unrealized gain from
   investment activities                                   0.17            0.46             0.15
------------------------------------------------------------------------------------------------
Net increase from operations                               0.17            0.46             0.15
------------------------------------------------------------------------------------------------
LESS DIVIDENDS:

From net investment income                                (0.49)          (0.48)           (0.06)
------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.75        $  10.07          $ 10.09
------------------------------------------------------------------------------------------------
Total return@                                              1.75%           4.55%            1.50%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000s)                    $426,936        $262,703          $43,620
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
Before expense reimbursement and waivers                   0.25%           0.25%            0.25%**
------------------------------------------------------------------------------------------------
After expense reimbursement and waivers                    0.00%           0.00%            0.00%**
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   net assets:
Before expense reimbursement and waivers                  (0.25)%         (0.25)%          (0.25)%**
------------------------------------------------------------------------------------------------
After expense reimbursement and waivers                    0.00%#          0.00%            0.00%**
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      19%             15%               1%
================================================================================================

 * For the period October 9, 2003 (commencement of operations) through December 31, 2003.
** Annualized.
 @ Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.
 + Amount is less than $0.005 per share.
++ The net investment income per share was determined by using average shares outstanding through the period.
 # Amount represents less than 0.005%.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
20

SMA RELATIONSHIP TRUST--SERIES M

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

                                                          For the Years Ended         For the
                                                             December 31,           Period Ended
                                                       -------------------------    December 31,
                                                         2005            2004          2003*
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  10.27        $  10.15          $ 10.00
------------------------------------------------------------------------------------------------
Net investment income ++                                   0.40            0.32             0.05
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from
   investment activities                                  (0.06)           0.10             0.13
------------------------------------------------------------------------------------------------
Net increase from operations                               0.34            0.42             0.18
------------------------------------------------------------------------------------------------
LESS DIVIDENDS/DISTRIBUTIONS:
From net investment income                                (0.38)          (0.30)           (0.03)
------------------------------------------------------------------------------------------------
From net realized gains                                   (0.03)             --               --
------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.41)          (0.30)           (0.03)
------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  10.20        $  10.27          $ 10.15
------------------------------------------------------------------------------------------------
Total return@                                              3.32%           4.18%            1.83%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                    $256,668        $104,812          $21,741
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
Before expense reimbursement and waivers                   0.25%           0.25%            0.25%**
------------------------------------------------------------------------------------------------
After expense reimbursement and waivers                    0.00%           0.00%            0.00%**
------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets:
------------------------------------------------------------------------------------------------
Before expense reimbursement and waivers                   3.63%           3.11%            2.07%**
------------------------------------------------------------------------------------------------
After expense reimbursement and waivers                    3.88%           3.36%            2.32%**
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     149%            180%              85%
================================================================================================

++ The net investment income per share data was determined by using average shares outstanding throughout the period.
 * For the period October 8, 2003 (commencement of operations) through
   December 31, 2003.
** Annualized.
@ Total return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

SMA Relationship Trust (the "Trust") is an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has two separate investment portfolios available for investment, each having its own investment objectives and policies: Series T and Series M (the "Funds"). The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

a) VALUATION OF INVESTMENTS--The Funds calculate their net asset value based on the current market value, where available, for their portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities. If a market value is not available from an independent pricing source for a particular security, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), the Funds may use fair value methods to reflect those events, as determined in good faith by or under the direction of the Funds' Board of Trustees (the "Board"). Series T's portfolio securities will consist of shares of the underlying Funds. The value of each underlying Fund will be its net asset value at the time the Fund's shares are priced. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

--------------------------------------------------------------------------------
22

SMA RELATIONSHIP TRUST

NOTES TO FINANCIAL STATEMENTS

b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date basis. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

c) FUTURES CONTRACTS--Series M may purchase or sell municipal bond index futures contracts, municipal debt futures contracts, treasury futures and interest rate futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds may enter into such contracts to hedge a portion of its portfolio or equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

d) DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

e) CONCENTRATION OF RISK--The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific state or region.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

NOTES TO FINANCIAL STATEMENTS

2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM" or "Advisor") under which UBS Global AM serves as investment advisor and administrator of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM. However, for financial reporting purposes only, the Funds' statements of operations will reflect an imputed unitary fee for investment advisory and administration services provided by UBS Global AM, currently estimated at an annual rate of 0.25% of each Fund's average net assets of which all was waived.

UBS Global AM (not the Funds) pays all operating expenses of the Fund.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 99.41% of Series T's total net assets. Amounts relating to these investments at December 31, 2005 are summarized as follows:

                                                       NET         CHANGE IN
                                        SALES        REALIZED    NET UNREALIZED
AFFILIATES               PURCHASES     PROCEEDS        GAIN       APPRECIATION          VALUE
-------------------------------------------------------------------------------------------------
UBS Corporate Bond
  Relationship Fund    $ 75,432,000   $20,987,000   $1,111,311     $1,048,783       $145,321,175
-------------------------------------------------------------------------------------------------
UBS U.S. Securitized
  Mortgage
  Relationship Fund     148,737,000    44,803,000    2,063,729      2,757,693        279,078,686
=================================================================================================

The Funds had not incurred brokerage commissions with affiliated broker-dealers for the year ended December 31, 2005.

3. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, aggregate purchases and sales of portfolio securities, excluding long-term U.S. government securities and short-term securities, were as follows:

FUND                                   PURCHASES                SALES PROCEEDS
------------------------------------------------------------------------------
Series T                             $224,169,000                $ 65,790,000
------------------------------------------------------------------------------
Series M                              432,663,442                 282,942,228
==============================================================================

--------------------------------------------------------------------------------
24

SMA RELATIONSHIP TRUST

NOTES TO FINANCIAL STATEMENTS

4. FEDERAL TAX STATUS

The policy of each Fund is to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                               2005
                                  --------------------------------------------------------------
                                  DISTRIBUTIONS PAID    DISTRIBUTIONS PAID
                                   FROM ORDINARY       FROM NET LONG-TERM    TOTAL DISTRIBUTIONS
FUND                                    INCOME            CAPITAL GAINS             PAID
------------------------------------------------------------------------------------------------
Series T                            $18,231,909            $  --                $18,231,909
------------------------------------------------------------------------------------------------
Series M                              7,153,819@            627,065               7,780,884
================================================================================================

@ $7,115,249 considered tax exempt.

                                                               2004
                                  --------------------------------------------------------------
                                  DISTRIBUTIONS PAID    DISTRIBUTIONS PAID
                                    FROM ORDINARY       FROM NET LONG-TERM   TOTAL DISTRIBUTIONS
FUND                                   INCOME             CAPITAL GAINS              PAID
------------------------------------------------------------------------------------------------
Series T                              $8,213,450               $--               $8,213,450
------------------------------------------------------------------------------------------------
Series M                               1,799,121@               --                1,799,121
================================================================================================

@ $1,791,733 considered tax exempt.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                                          SERIES T                 SERIES M
--------------------------------------------------------------------------------------------
Undistributed ordinary income                             $162,779                 $27,815@
--------------------------------------------------------------------------------------------
Accumulated realized long-term capital gains                --                        --
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investments               4,282,735                 335,646
--------------------------------------------------------------------------------------------
Total accumulated earnings                              $4,445,514                $363,461
--------------------------------------------------------------------------------------------

@ $27,815 considered tax exempt.

At December 31, 2005, Series T had a capital loss carryforward of $4,862,686. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $1,495,769 in 2012 and $3,366,917 in 2013. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Series M had no capital loss carryforward.

In accordance with U.S. Treasury regulations, the Funds have elected to defer $310,669 and $834,901 for Series T and Series M, respectively, of net realized capital losses arising after October 31, 2005. Such losses are treated for tax purposes as arising on January 1, 2006.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

NOTES TO FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the fiscal year ended December 31, 2005, were as follows:

                                                      2005
                         --------------------------------------------------------------
                             ACCUMULATED            ACCUMULATED
                            UNDISTRIBUTED           NET REALIZED           PAID IN
FUND                     NET INVESTMENT INCOME      GAIN/(LOSS)            CAPITAL
---------------------------------------------------------------------------------------
Series T                      $18,288,565           $(6,665,480)        $(11,623,085)
---------------------------------------------------------------------------------------
Series M                           (1,539)                1,541                   (2)
---------------------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST

For the years ended December 31, 2005 and December 31, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

YEAR ENDED DECEMBER 31, 2005

                                                   SHARES             NET INCREASE IN
FUND                           SHARES SOLD       REPURCHASED         SHARES OUTSTANDING
------------------------------------------------------------------------------------------
Series T                        30,049,367       (12,357,248)             17,692,119
------------------------------------------------------------------------------------------
Series M                        19,692,362        (4,746,303)             14,946,059
==========================================================================================

YEAR ENDED DECEMBER 31, 2004
                                                   SHARES             NET INCREASE IN
FUND                           SHARES SOLD       REPURCHASED         SHARES OUTSTANDING
------------------------------------------------------------------------------------------
Series T                        25,425,646        (3,656,487)             21,769,159
------------------------------------------------------------------------------------------
Series M                        10,086,351        (2,019,730)              8,066,621
==========================================================================================

--------------------------------------------------------------------------------
26

SMA RELATIONSHIP TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust -- Series T and SMA Relationship Trust -- Series M) (collectively, the "Funds"), including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting SMA Relationship Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
February 14, 2006

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005 without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

--------------------------------------------------------------------------------
28

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--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST
SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is a Delaware statutory trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Fund Complex overseen by the Trustee, and other directorships held by such Trustee. The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

NON-INTERESTED TRUSTEES

                                               Term of
                              Position(s)    Office and
      Name, Address,          Held with      Length of            Principal Occupation(s)
        and Age                 Trust      Time Served(1)           During Past 5 Years
--------------------------------------------------------------------------------------------------
Walter E. Auch; 84            Trustee        Since 2002      Mr. Auch is retired (since 1986).
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly; 70           Chairman       Since 2002      Mr. Reilly is a Professor at the
Mendoza College of Business   and Trustee                    University of Notre Dame since 1982.
University of Notre Dame
Notre Dame, IN 46556-5649

Edward M. Roob; 71            Trustee        Since 2002      Mr. Roob is retired (since 1993).
841 Woodbine Lane
Northbrook, IL 60002

Adela Cepeda; 47              Trustee        Since 2004      Ms. Cepeda is founder and president
A.C. Advisory, Inc.                                          of A.C. Advisory, Inc. (since 1995).
161 No. Clark Street,
Suite 4975
Chicago, Illinois 60601

--------------------------------------------------------------------------------
30

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

                  Number of
         Portfolios in Fund Complex                              Other Directorships
            Overseen by Trustee                                    Held by Trustee
---------------------------------------------------------------------------------------------------------
Mr. Auch is a trustee of three investment         Mr. Auch is a Trustee of Advisors Series Trust
companies (consisting of 52 portfolios)           (16 portfolios); Smith Barney Fund Complex
for which UBS Global AM or one of its             (27 portfolios); Nicholas Applegate Institutional
affiliates serves as investment advisor,          Funds (19 portfolios).
sub-advisor or manager.

Mr. Reilly is a director or trustee of four       Mr. Reilly is a Director of Discover Bank; Morgan
investment companies (consisting of               Stanley Trust and FSB.
53 portfolios) for which UBS Global AM or one
of its affiliates serves as investment advisor,
sub-advisor or manager.

Mr. Roob is a director or trustee of four         None.
investment companies (consisting of 53
portfolios) for which UBS Global AM or one of
its affiliates serves as investment advisor,
sub-advisor or manager.

Ms. Cepeda is a trustee of four investment        Ms. Cepeda is a director of Lincoln National
companies (consisting of 53 portfolios) for       Income Fund, Inc. and Lincoln National Convertible
which UBS Global AM or one of its affiliates      Securities Fund (since 1992). She is also a Director
serves as investment advisor, sub-advisor or      of Amalgamated Bank of Chicago (since 2003).
manager.                                          Wyndham International, Inc. (since 2004), and the
                                                  MGI Funds (since 2005).

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

NON-INTERESTED TRUSTEES (CONCLUDED)

                                                       Term of
                                   Position(s)       Office and
    Name, Address,                 Held with          Length of            Principal Occupation(s)
      and Age                        Trust          Time Served(1)           During Past 5 Years
-----------------------------------------------------------------------------------------------------------
J. Mikesell Thomas; 55              Trustee           Since 2004      Mr. Thomas is President and CEO of
Federal Home Loan                                                     Federal Home Loan Bank of Chicago
Bank of Chicago                                                       (since 2004). Mr. Thomas was an
111 East Wacker Drive                                                 independent financial advisor
Chicago, Illinois 60601                                               (2001-2004). He was a managing
                                                                      director of Lazard Freres & Co.
                                                                      (1995 to 2001).

(1)   Each Trustee holds office for an indefinite term.

--------------------------------------------------------------------------------
32

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

                Number of
       Portfolios in Fund Complex                              Other Directorships
          Overseen by Trustee                                    Held by Trustee
--------------------------------------------------------------------------------------------------------
Mr. Thomas is a trustee of four investment     Mr. Thomas is a director and chairman of the Finance
companies (consisting of 53 portfolios) for    Committee for Evanston Northwestern Healthcare.
which UBS Global AM or one of its affiliates   He is also a vice president of the Board of Trustees
serves as investment advisor, sub-advisor or   for Mid-Day Club.
manager.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                        Position(s)
  Name, Address,        Held with        Length of                 Principal Occupation(s)
    and Age              the Fund       Time Served                  During Past 5 Years
---------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40   Vice President   Since 2005    Mr. Allessie is a director and deputy general
                       and Assistant                  counsel at UBS Global Asset Management
                       Secretary                      (US) Inc and UBS Global Asset Management
                                                      (Americas) Inc. (collectively, "UBS Global AM
                                                      - Americas region") (since 2005). Prior to
                                                      joining UBS Global AM - Americas region, he
                                                      was senior vice president and general counsel
                                                      of Kenmar Advisory Corp. (from 2004 to
                                                      2005). Prior to that Mr. Allessie was general
                                                      counsel and secretary of GAM USA Inc., GAM
                                                      Investments, GAM Services, GAM Funds, Inc.
                                                      and the GAM Avalon Funds (from 1999 to
                                                      2004). Mr. Allessie is a vice president and
                                                      assistant secretary of 20 investment
                                                      companies (consisting of 86 portfolios) for
                                                      which UBS Global AM - Americas region or
                                                      one of its affiliates serves as investment advisor,
                                                      sub-advisor or manager.

W. Douglas Beck*; 38   President        Since 2005    Mr. Beck is an executive director and head
                                                      of product development and management of
                                                      UBS Global AM - Americas region (since
                                                      2002). From March 1998 to November
                                                      2002, he held various positions at Merrill
                                                      Lynch, the most recent being first vice
                                                      president and co-manager of the Managed
                                                      Solutions Group. Mr. Beck is vice president
                                                      of 20 investment companies (consisting of
                                                      86 portfolios) for which UBS Global AM -
                                                      Americas region or one of its affiliates serves
                                                      as investment advisor, sub-advisor or manager,
                                                      and was vice president of such investment
                                                      companies from 2003 to 2005.

--------------------------------------------------------------------------------
34

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                          Position(s)
     Name, Address,       Held with        Length of                Principal Occupation(s)
       and Age             the Fund       Time Served                 During Past 5 Years
---------------------------------------------------------------------------------------------------------
Rose Ann Bubloski*; 37   Vice President   Since 2004    Ms. Bubloski is an associate director and a
                         and Assistant                  senior manager of the mutual fund finance
                         Treasurer                      department of UBS Global AM - Americas
                                                        region. Ms. Bubloski is vice president and
                                                        assistant treasurer of four investment
                                                        companies (consisting of 53 portfolios) for
                                                        which UBS Global AM or one of its affiliates
                                                        serves as investment advisor, sub-advisor or
                                                        manager.

Thomas Disbrow*; 39      Vice President   Since 2004    Mr. Disbrow is a director and co-head of the
                         and Assistant                  mutual fund finance department of UBS
                         Treasurer                      Global AM - Americas region. Mr. Disbrow is
                                                        a vice president and treasurer of 16 investment
                                                        companies (consisting of 33 portfolios) and
                                                        vice president and assistant treasurer of four
                                                        investment companies (consisting of 53
                                                        portfolios) for which UBS Global AM or one
                                                        of its affiliates serves as investment advisor,
                                                        sub-advisor or manager.

Mark F. Kemper**; 47     Vice President   Since 2004    Mr. Kemper is general counsel of UBS Global
                         and Secretary                  AM - Americas region (since July 2004).
                                                        Mr. Kemper also is an executive director of
                                                        UBS Global AM - Americas region. He was
                                                        deputy general counsel of UBS Global Asset
                                                        Management (Americas) Inc. from July 2001
                                                        to July 2004. He has been secretary of UBS
                                                        Global AM - Americas since 1999 and
                                                        assistant secretary of UBS Global Asset
                                                        Management Trust Company since 1993.
                                                        Mr. Kemper is secretary of UBS Global AM -
                                                        Americas region (since 2004). Mr. Kemper is
                                                        vice president and secretary of 20 investment
                                                        companies (consisting of 86 portfolios) for
                                                        which UBS Global AM - Americas region or
                                                        one of its affiliates serves as investment
                                                        advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                         Position(s)
  Name, Address,          Held with        Length of                   Principal Occupation(s)
     and Age              the Fund        Time Served                    During Past 5 Years
-------------------------------------------------------------------------------------------------------------
Tammie Lee*; 34         Vice President    Since 2005         Ms. Lee is a director and associate general
                        and Assistant                        counsel of UBS Global AM - Americas region
                        Secretary                            (since November 2005). Prior to joining UBS
                                                             Global AM - Americas region, she was vice
                                                             president and counsel at Deutsche Asset
                                                             Management/Scudder Investments from April
                                                             2003 to October 2005. Prior to that she was
                                                             assistant vice president and counsel at
                                                             Deutsche Asset Management/Scudder
                                                             Investments from July 2000 to March 2003.
                                                             Prior to joining Deutsche Asset Management/
                                                             Scudder Investments, she was assistant
                                                             counsel at First Investors Corporation from
                                                             August 1996 to June 2000. Ms. Lee is a vice
                                                             president and assistant secretary of 20
                                                             investment companies (consisting of 86
                                                             portfolios) for which UBS Global AM -
                                                             Americas region or one of its affiliates serves
                                                             as investment advisor, sub-advisor or manager.

Joseph T. Malone*; 38   Vice President,   Since 2004         Mr. Malone is a director and co-head of the
                        Treasurer and     (Vice President,   mutual fund finance department of UBS Global
                        Principal         Treasurer and      AM - Americas region. From August 2000
                        Accounting        Principal          through June 2001, he was the controller at
                        Officer           Accounting         AEA Investors Inc. Mr. Malone is vice president
                                          Officer)           and assistant treasurer of 16 investment
                                          Since 2001         companies (consisting of 33 portfolios) and
                                          (Assistant         vice president, treasurer and principal
                                          Treasurer)         accounting officer of four investment
                                                             companies (consisting of 53 portfolios) for
                                                             which UBS Global AM - Americas region or
                                                             one of its affiliates serves as investment
                                                             advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
36

SMA RELATIONSHIP TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                            Position(s)
  Name, Address,            Held with         Length of                   Principal Occupation(s)
     and Age                 the Fund        Time Served                    During Past 5 Years
-------------------------------------------------------------------------------------------------------------
Joseph McGill*; 43        Vice President     Since 2004       Mr. McGill is an executive director and
                          and Chief                           chief compliance officer at UBS Global
                          Compliance                          AM - Americas region (since 2003).
                          Officer                             Prior to joining UBS Global AM - Americas
                                                              region, he was Assistant General Counsel, J.P.
                                                              Morgan Investment Management (from
                                                              1999 to 2003). Mr. McGill is a vice president
                                                              and chief compliance officer of 20 investment
                                                              companies (consisting of 86 portfolios) for
                                                              which UBS Global AM - Americas region or
                                                              one of its affiliates serves as investment
                                                              advisor, sub-advisor or manager.

Eric Sanders*; 40         Vice President     Since 2005       Mr. Sanders is a director and associate general
                          and Assistant                       counsel of UBS Global AM - Americas region
                          Secretary                           (since July 2005). From 1996 until June 2005,
                                                              he held various positions at Fred Alger &
                                                              Company, Incorporated, the most recent
                                                              being assistant vice president and associate
                                                              general counsel. Mr. Sanders is a vice president
                                                              and assistant secretary of 20 investment
                                                              companies (consisting of 86 portfolios) for
                                                              which UBS Global AM - Americas region or
                                                              one of its affiliates serves as investment
                                                              advisor, sub-advisor or manager.

Keith A. Weller*; 44      Vice President     Since 2004       Mr. Weller is an executive director and senior
                          and Assistant                       associate general counsel of UBS Global
                          Secretary                           AM - Americas region. Mr. Weller is a vice
                                                              president and assistant secretary of 20
                                                              investment companies (consisting of 86
                                                              portfolios) for which UBS Global AM or one
                                                              of its affiliates serve as investment advisor,
                                                              sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, NY
   10019-6114.

** This person's business address is One North Wacker Drive, Chicago,
   Illinois 60606.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
38

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
40

TRUSTEES

Frank K. Reilly                                    Edward M. Roob
Chairman                                           J. Mikesell Thomas

Walter E. Auch
Adela Cepeda

PRINCIPAL OFFICERS

W. Douglas Beck                                    Joseph T. Malone
President                                          Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

(C) 2006 UBS Global Asset Management (US) Inc.
    All rights reserved.

[LOGO OF UBS] UBS                                           ---------------
                                                               PRESORTED
                                                                STANDARD
              UBS GLOBAL ASSET MANAGEMENT (US) INC.           U.S. POSTAGE
              51 West 52nd Street                                 PAID
              New York, NY 10019-6114                        COMPUTERSHARE
                                                            ---------------

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

         (a) Audit Fees:
             ----------
             For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $43,200 and $42,500, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b) Audit-Related Fees:
             ------------------
             In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,500 and $4,500, respectively.

             Fees included in the audit-related category are those associated with the reading and providing of comments on the 2005 and 2004 semiannual financial statements.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c) Tax Fees:
             --------
             In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $7,800 and $0, respectively.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax returns.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d) All Other Fees:
             --------------
             In each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e) (1) Audit Committee Pre-Approval Policies and Procedures:
             --------------------------------------------------------
             The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

             The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

             All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

                   (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C)
                       of Rule 2-01 of Regulation S-X:

                       Audit-Related Fees:
                       ------------------

                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                       Tax Fees:
                       --------
                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                       All Other Fees:
                       --------------
                       There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                       There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

(f) According to E&Y, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 50%.

(g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by E&Y of $2,043,295 and $1,528,282, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                  2005             2004
                                  ----             ----
Covered Services               $   12,300       $    4,500
Non-Covered Services           $2,030,995       $1,523,782

(h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
    (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

        Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

    (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007234)(SEC File No. 811-21328).

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: March 10, 2006
      --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ W. Douglas Beck
      -------------------
      W. Douglas Beck
      President

Date: March 10, 2006
      --------------

By:   /s/ Joseph T. Malone
      --------------------
      Joseph T. Malone
      Treasurer & Principal Accounting Officer

Date: March 10, 2006
      --------------